                  FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

              THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "AMENDMENT") is made as of November 10, 1999, by and among ERP OPERATING LIMITED PARTNERSHIP (the "BORROWER"), BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrative Agent (the "ADMINISTRATIVE AGENT"), THE CHASE MANHATTAN BANK, as Syndication Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent, and the BANKS listed on the signature pages hereof.

                              W I T N E S S E T H:

              WHEREAS, the Borrower and the Banks have entered into the Revolving Credit Agreement, dated as of August 12, 1999 (the "CREDIT AGREEMENT"); and

              WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

              NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

              1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

              2. LOAN DOCUMENTS. The definition "Loan Documents" is hereby amended by adding the following after "and the Letter of Credit Documents": "and any Guaranty".

              3. QUALIFYING UNENCUMBERED PROPERTY. The definition "Qualifying Unencumbered Property" is hereby amended by adding the following after the last sentence thereof:

                  Notwithstanding the foregoing, for the purposes of this definition, a Property shall be deemed to be wholly-owned by Borrower if such Property shall be owned by a Down REIT (as hereinafter defined) or a wholly-owned Subsidiary of such Down REIT. The term "Down REIT" shall mean a limited liability company or limited partnership in which the only interest in such Down REIT not owned (directly or indirectly) by Borrower shall be preference interests or preference units, respectively, and which limited liability company or limited partnership, as the case may be (collectively, a "GUARANTOR"), has executed and delivered to the Administrative Agent, on behalf of the Banks, (i) a Guaranty of Payment in the form attached hereto as EXHIBIT A (a "GUARANTY"), (ii) all documents reasonably requested by the Administrative Agent relating to the existence of such Down REIT, and the authority for and validity of the Guaranty, including, without limitation, the organizational documents of such Down REIT, modified or supplemented prior to the date of such Guaranty, each certified to be true, correct and complete by such Down REIT, not more than ten (10) days prior to the date of such Guaranty, together with a good standing certificate from the Secretary of State (or the equivalent thereof) of the State of formation of such Down REIT, to be dated not more than ten
                  (10) days prior to the date
                  of such Guaranty, as well as authorizing resolutions in respect of the Guaranty, and (iii) an opinion of counsel with respect to such Down REIT and Guaranty, in form and substance reasonably acceptable to the Administrative Agent, with respect to due organization, existence, good standing and authority, and validity and enforceability of the Guaranty. In addition, for purposes of this definition, a Guaranty shall not be deemed to constitute Unsecured Debt of the applicable Down REIT.

              4. LETTERS OF CREDIT. Sections 2.16(b) and (d) of the Credit Agreement are hereby deleted.

              5. PERMITTED HOLDINGS. For purposes of calculating Multifamily Residential Property Partnership Interests pursuant to Section 5.8(j) of the Credit Agreement, a Down REIT (or a wholly-owned Subsidiary thereof) shall be deemed to be wholly-owned by Borrower.

              6. GUARANTY. (i) Notwithstanding any other provision of the Credit Agreement or any other Loan Document to the contrary, the Administrative Agent, the Banks and Designated Lenders agree with Borrower that any funds, claims, or distributions actually received by the Administrative Agent for the account of any Bank or Designated Lender as a result of the enforcement of, or pursuant to, any Guaranty, net of the Administrative Agent's and the Banks' expenses of collection thereof (such net amount, "GUARANTY PROCEEDS"), shall be made available for distribution equally and ratably (in proportion to the aggregate amount of principal, interest and other amounts then owed in respect of the Obligations or of an issuance of Public Debt (as defined below), as the case may be) among the Administrative Agent, the Banks and the Designated Lenders and the trustee or trustees of any Unsecured Debt, not subordinated to the Obligations (or to the holders thereof), issued by Borrower, before or after the Effective Date, in offerings registered under the Securities Act of 1933, as amended, or in transactions exempt from registration pursuant to rule 144A or Regulation 8 thereunder or listed on non-U.S. securities exchanges ("PUBLIC DEBT"), and the Administrative Agent is hereby authorized, by Borrower, by each Bank (on its own behalf and on behalf of its Designated Lender, if any) and by each Guarantor by its execution and delivery of a Guaranty, to make such Guaranty Proceeds so available. No Bank or Designated Lender shall have any interest in any amount paid over by the Administrative Agent to the trustee or trustees in respect of any Public Debt (or to the holders thereof) pursuant to the foregoing authorization. This
Section 6 shall apply solely to Guaranty Proceeds, and not to any payments, funds, claims or distributions received by the Administrative Agent, any Bank or Designated Lender directly or indirectly from Borrower or any other Person other than from a Guarantor pursuant to a Guaranty. Borrower is aware of the terms of the

Guaranties, and specifically understands and agrees with the Administrative Agent, the Banks and the Designated Lenders that, to the extent Guaranty Proceeds are distributed to holders of Public Debt or their respective trustees, such Guarantor has agreed that the Obligations will not be deemed reduced by any such distributions and such Guarantor shall continue to make payments pursuant to its Guaranty until such time as the Obligations have been paid in full (and the Commitments have been terminated and any Letter of Credit returned), after taking into account any such distributions of Guaranty Proceeds in respect of Indebtedness other than the Obligations.

              (ii) Nothing contained herein shall be deemed (A) to limit, modify, or alter the rights of the Administrative Agent, the Banks and the Designated Lenders under any Guaranty, (b) to subordinate the Obligations to any Public Debt, or (C) to give any holder of Public Debt (or any trustee for such holder) any rights of subrogation.

              (iii) This Amendment and all Guaranties, are for the sole benefit of the Administrative Agent, the Banks and the Designated Lenders and their respective successors and assigns. Nothing contained herein or in any Guaranty shall be deemed for the benefit of any holder of Public Debt, or any trustee for such holder; nor shall anything contained herein or therein be construed to impose on the Administrative Agent, any Bank or any Designated Lender any fiduciary duties, obligations or responsibilities to the holders of any Public Debt or their trustees (including, but not limited to, any duty to pursue any Guarantor for payment under its Guaranty).

              7. EFFECTIVE DATE. This Amendment shall become effective when each of the following conditions is satisfied (or waived by the Required Banks) (the date such conditions are satisfied or waived being deemed the "EFFECTIVE DATE"):

(a) the Borrower shall have executed and delivered to the Administrative Agent a duly executed original of this Amendment;

(b) the Required Banks shall have executed and delivered to the Administrative Agent a duly executed original of this Amendment;

(c) the Administrative Agent shall have received all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the authority for and the validity of this Amendment, and the other documents executed in connection therewith, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent. Such documentation shall include, without limitation, the organizational documents of the Borrower, as amended, modified or supplemented prior to the Effective Date, each certified to be true, correct and complete by an officer of the Borrower, as of a date not more than twenty (20) days prior to the Effective Date, together with a good standing certificate from the Secretary of State (or the equivalent thereof) of the State of Maryland, to be dated not more than twenty (20) days prior to the Effective Date;

(d) the Administrative Agent shall have received all certificates, agreements and other documents and papers referred to in this Amendment, unless otherwise specified, in sufficient counterparts, satisfactory in form and substance to the Administrative Agent in its reasonable discretion;

(e) the Borrower shall have taken all actions required to authorize the execution and delivery of this Amendment and the performance hereof by the Borrower;

(f) the Administrative Agent shall have received the reasonable fees and expenses accrued through the Effective Date of Skadden, Arps, Slate, Meagher & Flom LLP, together with any other fees or expenses of the Administrative Agent;

(g) the representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, shall be true and correct in all material respects on and as of the Effective Date; and

(h) receipt by the Administrative Agent and the Banks of a certificate of an officer of the Borrower certifying that, on a pro forma basis, the Borrower is in compliance with the requirements of Section 5.8 of the Credit Agreement.

              8. ENTIRE AGREEMENT. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

              9. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the law of the State of Illinois.

              10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

              11. HEADINGS, ETC. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

              12. NO FURTHER MODIFICATIONS. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


BORROWER:                              ERP OPERATING LIMITED PARTNERSHIP

                                       By: Equity Residential
                                           Properties Trust

                                       By: /s/ David J. Neithercut
                                           -------------------------------
                                           Name:  David J. Neithercut
                                           Title: Executive Vice President
                                                   Chief Financial Officer

                                       BANK OF AMERICA, NATIONAL ASSOCIATION, as
                                       Administrative Agent, as Swingline Lender and as a Bank

                                       By: /s/ Megan McBride
                                           -------------------------
                                           Name: Megan McBride
                                           Title:  Vice President

                                       THE CHASE MANHATTAN BANK, as Syndication
                                       Agent and as a Bank

                                       By: /s/ Marc E. Costantino
                                           -------------------------
                                           Name:  Marc E. Costantino
                                           Title: Vice President

                                       MORGAN GUARANTY TRUST COMPANY OF NEW
                                       YORK, as Documentation Agent and as a
                                       Bank

                                       By: /S/ R. DAVID STONE
                                          ---------------------------
                                          Name:  R. David Stone
                                          Title: Associate

                                       BANK ONE, NA (f/k/a The First National
                                       Bank of Chicago), as a Co-Arranger and as a Bank

                                       By: /s/ Lynn Braun
                                          -------------------------------
                                          Name:  Lynn Braun
                                          Title: Vice President

                                       FIRST UNION NATIONAL BANK, as a
                                       Co-Arranger and as a Bank

                                       By: /s/ Rex E. Rudy
                                           ----------------------
                                           Name:  Rex E. Rudy
                                           Title: Vice President

                                       BAYERISCHE LANDESBANK, CAYMAN ISLANDS
                                       BRANCH, as Managing Agent and as a Bank

                                       By: /s/ John A. Wain
                                           ---------------------------
                                           Name:  John A. Wain
                                           Title: First Vice President

                                       By: /s/ Alexander Kohnert
                                           -----------------------------
                                           Name:  Alexander Kohnert
                                           Title: First Vice President

                                       COMMERZBANK AKTIENGESELLSCHAFT, as
                                       Managing Agent and as a Bank

                                       By: /s/ Ralph C. Marra
                                           ------------------------
                                           Name:  Ralph C. Marra
                                           Title: Vice President

                                       By: /s/ David Buettner
                                           -------------------------
                                           Name:  David Buettner
                                           Title: Assistant Treasurer

                                       PNC BANK, NATIONAL ASSOCIATION, as
                                       Managing Agent and as a Bank

                                       By: /s/ Michael E. Smith
                                           ---------------------------
                                           Name:  Michael E. Smith
                                           Title: Vice President

                                       COMERICA BANK, as Co-Agent and as a Bank

                                       By: /s/ David J. Campbell
                                           -------------------------
                                           Name:  David J. Campbell
                                           Title: Vice President

                                       SOUTHTRUST BANK, NATIONAL ASSOCIATION, as a Bank

                                       By: /s/ Lynn W. Feuerlein
                                           --------------------------
                                           Name:  Lynn W. Feuerlein
                                           Title: Group Vice President

                                       BANK HAPOALIM B.M., as a Bank

                                       By: /s/ Laura Anne Raffa
                                           ------------------------------
                                           Name:  Laura Anne Raffa
                                           Title: First Vice President &
                                                   Corporate Manager

                                       By: /s/ Shaun Breidbart
                                           ------------------------------
                                           Name:  Shaun Breidbart
                                           Title: Vice President

                                       ING (U.S.) CAPITAL LLC, as a Bank

                                       By: /s/ Thomas R. Hobbis
                                           ------------------------
                                           Name:  Thomas R. Hobbis
                                           Title: Vice President

                                       LASALLE BANK, National Association, as a
                                       Bank

                                       By: /s/ Peter Margolin
                                           -------------------------------
                                           Name: Peter Margolin
                                           Title: Assistant Vice President

                                       CRESTAR BANK, as a Bank

                                       By: /s/ Nancy Richards
                                           ---------------------
                                           Name: Nancy Richards
                                           Title: Vice President

                                       CHANG HWA COMMERCIAL BANK, LTD., NEW YORK
                                       BRANCH, as a Bank

                                       By: /s/ Wan-Tu Yeh
                                           ---------------------
                                           Name: Wan Tu-Yeh
                                           Title: Vice President & General
                                                   Manager